EXHIBIT 10.3 CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
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AMENDMENT NO. 2 TO POLYSILICON SUPPLY AGREEMENT

This Amendment No. 2 to Polysilicon Supply Agreement (this "Amendment") is entered into as of August 4, 2008 by and between SunPower Philippines Manufacturing, Ltd., a company organized under the laws of the Philippines and having its principal office located at #100 East Main Street, Special Export Processing Zone, Laguna Techno Park, Binan Laguna, Philippines ("SunPower"), and Woongjin Energy Co., Ltd., a company organized under the laws of Korea and having its principal office located at 1316 Gwanpyeong-dong, Yuseoung-gu, Daejeon, Korea (the "JVC").  SunPower and the JVC may be referred to herein individually as a "Party" or collectively as the "Parties."

RECITALS

A.           SunPower and the JVC entered into certain Polysilicon Supply Agreement dated as of December 22, 2006 and certain Amendment thereto dated as of January 9, 2008 (said Polysilicon Supply Agreement as amended by the said Amendment is hereinafter called as the “PSA”).

B.           Following the execution of the PSA, the Parties recognized certain required amendments to the PSA that would be required to make the PSA consistent with the Parties’ intent to revise the purchase price of the Products set forth in Schedule 2 of the PSA.

C.           The Parties wish to amend the PSA to reflect the Parties’ intent.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions

1.1 The terms defined hereinabove shall have the meanings set forth therein.

1.2 Except as otherwise defined in this Amendment, the terms used but not defined herein shall have the respective meanings ascribed to them in the PSA.

2. Amendments to the Schedule 2 of the PSA

The table in the Schedule 2 of the PSA shall be replaced in its entirety with the following.

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Year	Poly Price
1st Year (2008)	$***
2nd Year (2009)	$***
3rd Year (2010)	$***
4th Year (2011)	$***
5th Year (2012)	$***

3. Effect of Amendment and Continuing Effect of PSA

3.1 Effectiveness of Amendment.  The PSA shall be deemed to have been revised and amended in accordance with this Amendment as of the date of the PSA.

3.2 Continuing Effect of the PSA.  Except as expressly amended and modified by this Amendment, the PSA (including all rights and obligations of the parties thereunder existing prior to the execution and delivery of this Amendment) shall continue to be, and shall remain, in full force and effect in accordance with the terms thereof.

3.3 References to the PSA.  Each reference, whether direct or indirect, in the PSA to the PSA (including, without limitation, references to “this Agreement” in the PSA) shall mean and be a reference to the PSA, as amended by this Amendment.

3.4 Conflicts.  To the extent that there are any inconsistencies or ambiguities between this Amendment and the PSA, the terms of this Amendment shall supersede the PSA.

4. Miscellaneous

4.1 Governing Law.  This Amendment and all disputes arising out of or in connection with this Amendment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the Republic of Korea without regard to conflicts of laws principles.  The dispute resolution provisions in the PSA (including the arbitration provision) are hereby incorporated into this Amendment, mutatis mutandis.

4.2 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed as an original, but all of which together shall constitute one and the same instrument.

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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Polysilicon Supply Agreement to be executed by their respective representatives thereunto duly authorized as of the date first set forth above.

SUNPOWER PHILIPPINES MANUFACTURING, LTD. By: /s/ Emmanuel T. Hernandez Name: Emmanuel T. Hernandez Title: Director

WOONGJIN ENERGY CO., LTD. By: /s/ Dr. Hakdo Yoo Name: Dr. Hakdo Yoo Title: Chief Executive Officer